--------------------------------------------------------------------------------

                                    KEYSTONE
                                 FAMILY OF FUNDS

                                    [diamond]
                               Balanced Fund (K-1)
                           Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                           High Income Bond Fund (B-4)
                             International Fund Inc.
                                  Liquid Trust
                            Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                             Quality Bond Fund (B-1)
                         Small Company Growth Fund (S-4)
                           Strategic Growth Fund (K-2)
                                  Tax Free Fund

--------------------------------------------------------------------------------

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.



[KEYSTONE INVESTMENTS LOGO]
P.O. Box 2121
Boston, Massachusetts 02106-2121



KIF-R-12/96
18M


--------------------------------------------------------------------------------

                                K E Y S T O N E


                      [PHOTO OF WORLD IN A PICTURE FRAME]


                                 INTERNATIONAL
                                   FUND INC.

--------------------------------------------------------------------------------

                                 [KEYSTONE LOGO]

                                  ANNUAL REPORT
                                OCTOBER 31, 1996

PAGE 1
---------------------------------
Keystone International Fund Inc.
Seeks long-term growth from foreign securities.

Dear Shareholder:

We are pleased to report to you on the activities of Keystone International Fund Inc. for the fiscal year which ended October 31, 1996.

Performance

Your Fund's total return for the twelve-month period was 10.47%. The Morgan Stanley Europe, Australia and Far East Index (EAFE), a benchmark of international stock performance, returned 10.48% for the period. EAFE is an unmanaged index and it is not necessarily comprised of the same securities in which your Fund invests.

  We believe your Fund performed satisfactorily in a difficult year for international investing. During the twelve months, growth rates and investment opportunities varied widely, while currency movements had a major influence on returns realized by the U.S. investor. In this environment, your Fund's conservative strategy produced positive returns, in line with overall benchmarks, while limiting the effects of the most significant risks. Importantly, the Fund's price volatility was lower than that of the Standard and Poor's 500 Stock Index and the Morgan Stanley World Index during the reporting period.

Market Environment

We saw two major forces in the markets in which your Fund invests during the twelve-month period which ended October 31, 1996. One was the renewed economic progress in Europe and Latin America. The other was the strength of the U.S. dollar.

  In Europe, efforts to reduce budget deficits and to restructure corporations led to lower inflation, declining interest rates and moderate economic growth. The emerging economies in Russia, Hungary and Poland posted impressive gains. Latin America generated success stories of its own, starting with Mexico, which managed to restore stability to the peso since its fall in 1994. In Brazil, Argentina and Venezuela, improving economies and growth-oriented government policies contributed to strong market returns. In Asia, Japan's economic recovery was tepid, despite low interest rates. The ripple effect was evident in Thailand, Indonesia, and South Korea. The growth in Asia's major economies decelerated, but overall, the fundamentals remained solid.

A Timely Focus on Europe

Anticipating economic improvement in Europe, we increased our holdings there and reduced our weighting in Japan. Also, we started investing, very selectively, in the Czech Republic, Hungary, and Poland. These developing economies are still small, but we believe, offer vast growth potential.

Managing the Dollar's Strength

Between April 1995 and the end of October 1996, the U.S. dollar soared 40% against the yen and 12% against the German mark.(1) The impact was negative for investors who purchased their foreign investments in dollars and who had their returns converted back into dollars during that period. Your Fund softened the effect of the dollar's strength on the portfolio by hedging about 34% of its currency exposure.

Looking Ahead

We think that the markets in Europe, Asia and the Americas are well positioned for another successful year. Lower interest rates and increasingly tame inflation should stimulate demand for goods and services and spur economic growth in markets around the world. Your Fund has holdings primarily in developed and, to a limited extent, emerging economies. We believe that this broad diversification should help us capture growth opportunities worldwide, while limiting price fluctuations.

------
(1)Source: Business Week, October 28, 1996.           (Continued on next page)

PAGE 2
---------------------------------
Keystone International Fund Inc.

Keystone Acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $130 billion. First Union, through its wholly owned subsidiary Evergreen Asset Management Corp., together with Keystone mutual funds, manages more than $30 billion in 70 mutual funds. Keystone will remain a separate entity and will continue to provide investment advisory and management services to the Fund. Other services will be provided under the "Evergreen Keystone Funds" name. We believe First Union's acquisition of Keystone strengthens the investment management services we provide you.

  The past several months have been a time of dynamic change at Keystone Investments. We appreciate the opportunity to share our news with you and thank you for your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman
Keystone Investment Management Company

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

December 1996

                              [PHOTO OF                          [PHOTO OF
                           ALBERT H. ELFNER, III             GEORGE S. BISSELL



                           Albert H. Elfner, III             George S. Bissell



--------------------------------------------------------------------------------
Keystone Investment Insight Line for Shareholders

You can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear Keystone portfolio managers discuss their latest strategies. You can also listen to Keystone's overall market outlook from James McCall, Chief Investment Officer. The service is available 24 hours a day, seven days a week and updated at least monthly.

Keystone Investment Insight Line                       1-800-346-3858, Press 2

[GRAPHIC OF TELEPHONE]

--------------------------------------------------------------------------------

PAGE 3
---------------------------------

                              A Discussion With
                              Your Fund Manager

                          [PHOTO OF GILMAN C. GUNN]

Gilman C. Gunn is portfolio manager of your Fund and head of Keystone's international investment team. An investment professional with 23 years of experience, Mr. Gunn has spent more than ten years in investment management positions in London, Kuwait and Thailand.

Keystone's international team is comprised of several investment professionals who have expertise in the economic, political and business environments in specific areas. The team includes Sami Karam (Europe), John Madden (natural resources and infrastructure), Eleanor Marsh (Far East), and Francis X. Claro and Antonio Docal (Latin America).

Q   What were the major developments in the international markets during the past fiscal year?

A The twelve-month period which ended October 31, 1996 was one of stronger market performance in Europe and big market gains in the emerging economies of Eastern Europe and Latin America. In Asia, the recovery of the Japanese economy was slower than expected. The U.S. stock market experienced volatility in the first seven months of 1996, but resumed its ascent in the second part of the year. Foreign markets also advanced in the second half of 1996, in sync with the United States.

Q   What effect did the strong U.S. dollar have on the fund?

A The dollar's strength hurt many international funds during the past fiscal year, and it held back the performance of Keystone International Fund Inc. to some extent. But, because we hedged a portion of the fund's currency exposure, the effect on the Fund was considerably lessened.

Q   What is the Fund's hedging strategy?

A We hedge to limit the effects of currency fluctuations. We can vary the hedging between zero and 75% of the Fund's holdings, although we are seldom at either of these extremes.We hedge selectively when we feel that foreign currencies are mis-aligned with the dollar. During the past fiscal year about 34% of our currency exposure was in U.S. dollars. We kept dollar-denominated cash and invested in countries like Hong Kong, whose currencies are linked to the dollar. We also used foreign exchange contracts to hedge our currency risk.

Q   Have you made any significant adjustments to the portfolio?

A We reduced our exposure to Japan from 28.3% of net assets on April 30, 1996, which was our heaviest weighting in Japan during the fiscal year, to 17.5% at the end of October because we felt that there were better opportunities in Europe and Canada. Also, we started investing very selectively in the Czech Republic, Hungary and Poland. Our positions were small in Eastern Europe and we based our purchases on the merits of each individual company, as well as the political and macroeconomic prospects of the region.

--------------------------------------------------------------------------------
Fund Profile
Objective: Seeks long-term growth from foreign securities.
Commencement of investment operations: 1954
Number of countries: 26
Number of stocks: 116
Net assets: $148 million
--------------------------------------------------------------------------------

PAGE 4
---------------------------------
Keystone International Fund Inc.



--------------------------------------------------------------------------------
Geographic Diversification-Equities
as of October 31, 1996


                                                            EUROPE
                                                              57%
                                                               |
                                                               |
                                                               |
                                                               |
                                                               |


CANADA
9% ---------------


              [GRAPHIC                      [GRAPHIC

                 OF                             OF

                MAP]                           MAP]


                                                                  FAR EAST
                                                     ----------------- 32%



LATIN AMERICA
2% ------------------------


(as a percentage of equities)
--------------------------------------------------------------------------------

Equities represented 93% of net assets. Other investments totaled 7% and included short-term investments, repurchase agreements, foreign currency holdings and other assets and liabilities.

Q   What was the Fund's top-weighted geographic region?

A We had 57% of net assets in Europe because we had confidence in its overall political and economic climate. In the developed European countries, the preparations to meet tough requirements of European Monetary Union in 1999 led to reduced budget deficits and lower interest rates. Corporate restructuring, which started in the United States several years ago, has also begun to take hold in Europe. Eastern Europe was the best-performing geographic region during the Fund's past fiscal year. The emerging markets in Eastern Europe, including Hungary, Russia and Poland approached returns of one hundred percent in local currency terms.

--------------------------------------------------------------------------------
Performance of World Markets
as of October 31, 1996

      19.6%              13.5%                1.8%               8.1%

      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |
      |   |              |   |                |   |              |   |

                        Europe/               Asia/              World
    Americas            Africa               Pacific          (ex. U.S.)


Source: Dow Jones & Co. Inc.
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

PAGE 5
---------------------------------

Q   What were your favorite industry sectors?

A We liked the banking and energy stocks because in our view they were undervalued and had good growth prospects. Keystone International Fund Inc. had 10.7% of net assets in the leading banks around the world (but no Japanese banks) and 8.0% in energy stocks. We think the demand for cars in the emerging markets is going to soar and the need for energy to run these cars will be strong. We believe that same trend should fuel the demand for financing and increase earnings growth in banks.

  We had 11.2% of net assets in pharmaceutical and health & personal care sectors. Many of these holdings were in Japanese pharmaceutical companies, which we trimmed at fiscal year-end. We became concerned over renewed price cutting for Japanese pharmaceutical products by the government.

Q   Are you bearish on Japan as a whole?

A Not at all. We continue to view Japan as a very promising market. The economic recovery there has been slower than we hoped for, but steady. The weak yen has helped Japanese exports. According to some estimates, every one-yen rise in the exchange rate translates into $90 million in operating income for car makers in Japan.(2) Several of our top ten holdings are in blue-chip export-oriented Japanese sectors.

Q   What type of companies do you favor?

A We like established companies that have excellent name recognition and a strong franchise. These types of holdings help us to reduce risk. In pursuit of long-term growth we also invest in second-tier companies that we believe offer promising prospects at a good price. To maintain broad portfolio diversification, we invest in companies in many different regions and industries. We buy both growth and value stocks. These stocks tend to be in favor at different times during an economic cycle, so combining the two styles reduces some of the fluctuations inherent in equity investing.

Top 10 Stock Holdings
as of October 31, 1996

                                                           Percentage of
Stock                             Industry                 net assets
-------------------------------------------------------------------------
Sony (Japan)                      Appliances &
                                  Household Durables             2.6
-------------------------------------------------------------------------
Toyota Motor (Japan)              Automobiles                    2.3
-------------------------------------------------------------------------
Fuji Photo Film (Japan)           Leisure & Tourism              2.2
-------------------------------------------------------------------------
Nestle (Switzerland)              Food & Household
                                  Products                       2.2
-------------------------------------------------------------------------
Ciba-Geigy (Switzerland)          Pharmaceuticals                2.0
-------------------------------------------------------------------------
Royal Dutch Petroleum
(Netherlands)                     Energy Sources                 2.0
-------------------------------------------------------------------------
HSBC Holdings (Hong Kong)         Banking                        1.8
-------------------------------------------------------------------------
Royal Bank of Canada (Canada)     Banking                        1.8
-------------------------------------------------------------------------
Lonrho (U.K.)                     Conglomerate                   1.8
-------------------------------------------------------------------------
Quebecor, Inc. (Canada)           Advertising &
                                  Publishing                     1.7
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you have a question about your Fund, please write to:
Evergreen Keystone Investment Services, Inc.
Attn: Shareholder Communications, 22nd Floor
200 Berkeley Street, Boston, Massachusetts 02116-5034.
--------------------------------------------------------------------------------

----------
(2)Source: Business Week, October 28, 1996

PAGE 6
---------------------------------
Keystone International Fund Inc.

What were the Fund's top five holdings?

Sony was our largest holding at 2.6% of net assets. A brand name known for quality throughout the world, Sony is in a position to charge a premium price for its products. The company has an exciting array of digital consumer electronics: videos, audio products, cameras. We believe that digital products are poised for exceptional growth.

  Number two was Toyota Motor at 2.3% of net assets. Excellent quality and fiscal discipline are Toyota's hallmark. The company's balance sheet is exceptionally strong. We like to think of Toyota as a bank with an automobile company attached to it.

  The third largest holding was Fuji Photo Film at 2.2% of net assets. Fuji is also a household name. It is a company that we think has very good long-term prospects. We believe that with so many emerging- market economies flourishing, consumer products like Fuji Photo Film are going to do very well. Another plus is the limited extent of competition in the film industry. There are really only two globally dominant producers of film.

  The fourth largest holding was a Swiss company, Nestle, at 2.2% of net assets. Nestle's products are sold all over the world and its brand recognition is outstanding. Stocks like Nestle help to increase portfolio stability.

  Number five was Ciba-Geigy at 2.0% of assets. A large and established Swiss producer of health and personal care products, Ciba-Geigy is, in our view, well-positioned to grow its earnings, given an increasing demand for these goods in many emerging market economies.

Q   What is your outlook for the international markets?

A We think 1997 is going to be another good year for international investments. In Europe and Asia, economies have been recovering and attractive stock valuations have been drawing investors. In Hong Kong the uncertainty caused by the approaching unification with China in 1997 has diminished and the Hong Kong market has produced good performance for the second year in a row.

  We don't expect the U.S. dollar to climb much higher against the yen. We think the dollar might be able to sustain its current strength over the next months if inflation and interest rates remain stable, but we don't see much room for a continued rise.

Q   What is your outlook for the emerging markets?

A Emerging markets will, in our view, keep on growing their economies, buoyed by declining inflation and political environments that foster growth. Taming of inflation is a big success story for many developing countries. For example, Argentina's inflation rate during the period was 3%. That's the country that five years ago had an inflation rate of 1,000%.

  Progress notwithstanding, volatility is inherent in emerging markets and we are always vigilant. We are very selective regarding emerging markets and the companies we buy there. The fund had 5.9% of assets in emerging markets at the close of the past fiscal year. We think this weighting should be just enough to make a positive difference, but not enough to seriously hurt returns if emerging markets underperform.

  Overall, we believe that international investments should be a component of every diversified portfolio. Short-term fluctuations in any one market are inevitable, but we believe that Keystone International Fund Inc. is well positioned to capitalize on the considerable opportunities available in many regions of the world, while continuing to seek low volatility.

PAGE 7
---------------------------------

Your Fund's Performance

--------------------------------------------------------------------------------
Growth of an investment in
Keystone International Fund Inc.

In Thousands

[MOUNTAIN CHART DEPICTING GROWTH OF A $10,000 INVESTMENT
IN KEYSTONE INTERNATIONAL FUND INC]

Total Value: $19,272

10/86                 10000            10000
                      10066            11903
10/88                  9380            13377
                       9485            13662
10/90                  7731            11705
                       7863            12457
10/92                  7823            12892
                       9644            15999
10/94                 10251            17072
                       9380            17445
10/96                 10145            19272

A $10,000 investment in Keystone International Fund Inc. made on October 31, 1986 with all distributions reinvested was worth $19,272 on October 31, 1996. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------


Twelve-Month Performance as of October 31, 1996
================================================
Total return*                     10.47%
Net asset value    10/31/95      $ 7.11
                   10/31/96      $ 7.69
Distributions                    $ 0.10
Capital gains                    $ 0.05

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of October 31, 1996
========================================================

                                 If you      If you did
Cumulative total return         redeemed     not redeem
1-year                            7.47%        10.47%
5-year                           54.70%        54.70%
10-year                          92.72%        92.72%
Average annual total return
1-year                            7.47%        10.47%
5-year                            9.12%         9.12%
10-year                           6.78%         6.78%

The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You may exchange your shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 8
---------------------------------
Keystone International Fund Inc.


--------------------------------------------------------------------------------
Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone International Fund Inc., the Morgan Stanley Europe, Australia, and Far East Index and the Consumer Price Index.

[3 LINE GRAPH COMPARING THE CHANGE IN VALUE OF $10,000
INVESTED IN THE FUND WITH THE EAFE AND THE CPI]


In Thousands                           October 1986 through October 1996


        Fund Average
    Annual Total Return
-----------------------------
1 Year     5 Year     10 Year
 7.47%      9.12%      6.78%


10/86         10000          10000               10000
              11903          13332.97            10453
10/88         13377          16864.91            10898
              13662          18297.59            11387
10/90         11705          15919.47            12103
              12457          17049.36            12457
10/92         12892          14832.82            12856
              15999          20385.85            13209
10/94         17072          22443.32            13554
              17445          22359.95            13935
10/96         19272          24703.03            14306


Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year. The Consumer Price Index is through September 30, 1996.
--------------------------------------------------------------------------------


This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone International Fund Inc.

The Fund seeks long-term growth from foreign securities. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Morgan Stanley Europe, Australia and Far East Index (EAFE)

The EAFE is a broad-based, unmanaged index of non-U.S. stocks. It is comprised of stocks of developed world markets. These stocks are selected and compiled by Morgan Stanley according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 9
---------------------------------

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 10
---------------------------------
Keystone International Fund Inc.

SCHEDULE OF INVESTMENTS--October 31, 1996

                                             NUMBER           MARKET
                                           OF SHARES          VALUE
-----------------------------------------------------------------------
COMMON STOCKS (91.5%)
AUSTRALIA (4.6%)
Banking (1.6%)
National Australia Bank                     155,500        $  1,707,098
Westpac Banking Corp.                       115,500             659,163
-----------------------------------------------------------------------
                                                              2,366,261
-----------------------------------------------------------------------
Beverages & Tobacco (0.2%)
Foster's Brewing Group Ltd.                 162,000             295,339
-----------------------------------------------------------------------
Energy Sources (1.5%)
Broken Hill Proprietary Co. Ltd.            167,507           2,223,955
-----------------------------------------------------------------------
Health Care (0.4%)
Sonic Health Care Ltd.                      475,000             545,934
-----------------------------------------------------------------------
Machinery & Engineering (0.2%)
Evans Deakin Industries                      88,000             228,789
-----------------------------------------------------------------------
Metals & Mining (0.6%)
WMC Ltd.                                    140,000             879,994
-----------------------------------------------------------------------
Merchandising (0.1%)
Just Jeans Holdings                         115,500             201,411
-----------------------------------------------------------------------
TOTAL AUSTRALIA                                               6,741,683
-----------------------------------------------------------------------
BELGIUM (0.8%)
Industrial Components (0.8%)
Bekaert S.A.                                  1,550           1,254,809
-----------------------------------------------------------------------
BRAZIL (0.1%)
Industrial Components (0.1%)
Cofap Cia Fab Peca (c)                       13,100             102,005
-----------------------------------------------------------------------
CANADA (8.1%)
Banking (3.3%)
National Bank CDA Montreal Quebec           234,400           2,273,690
Royal Bank CDA Montreal Quebec               79,000           2,611,327
-----------------------------------------------------------------------
                                                              4,885,017
-----------------------------------------------------------------------
Advertising & Publishing (1.7%)
Quebecor, Inc.                              147,905           2,527,253
-----------------------------------------------------------------------
Conglomerates (0.6%)
Brascan Ltd.                                 26,400        $    562,394
Imasco Ltd.                                  15,000             348,642
-----------------------------------------------------------------------
                                                                911,036
-----------------------------------------------------------------------
Business & Public Service (0.9%)
Loewen Group, Inc.                           35,000           1,384,122
-----------------------------------------------------------------------
Fertilizer (1.6%)
Potash Corp. of Saskatchewan, Inc.           32,380           2,292,838
-----------------------------------------------------------------------
TOTAL CANADA                                                 12,000,266
-----------------------------------------------------------------------
COLOMBIA (0.1%)
Paper & Packaging (0.1%)
Papeles Nacionales (GDR)                     36,500             255,500
-----------------------------------------------------------------------
CZECH REPUBLIC (0.1%)
Banking (0.1%)
Komercni Banka (GDR)                          7,000             171,500
-----------------------------------------------------------------------
FINLAND (0.8%)
Chemicals (0.8%)
Kemira OY                                   101,400           1,109,028
-----------------------------------------------------------------------
FRANCE (8.0%)
Banking (1.0%)
Credit Commerce de France                    33,853           1,522,309
-----------------------------------------------------------------------
Building Materials (1.3%)
Lafarge                                      30,467           1,828,318
-----------------------------------------------------------------------
Cosmetics (0.9%)
L' Oreal S.A.                                 4,125           1,396,650
-----------------------------------------------------------------------
Energy Sources (1.5%)
Societe Nationale Elf Aquitaine              26,655           2,131,357
-----------------------------------------------------------------------
Automotive Supplies & Components (0.8%)
Michelin                                     25,401           1,224,713
-----------------------------------------------------------------------
Insurance (1.0%)
AXA                                          24,400           1,523,896
-----------------------------------------------------------------------

PAGE 11
---------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1996

                                             NUMBER           MARKET
                                           OF SHARES          VALUE
----------------------------------------------------------------------
Leisure & Tourism (0.6%)
Accor S.A.                                     6,851       $   860,312
----------------------------------------------------------------------
Chemicals (0.9%)
Rhone Poulenc S.A.                            44,459         1,317,465
----------------------------------------------------------------------
TOTAL FRANCE                                                11,805,020
----------------------------------------------------------------------
GERMANY (2.8%)
Building Materials & Components (0.6%)
Grohe (Friedrich) AG                           3,000           833,994
----------------------------------------------------------------------
Health Care (1.5%)
Hoechst AG                                    60,000         2,256,339
----------------------------------------------------------------------
Miscellaneous Materials & Commodities (0.7%)
SGL Carbon                                     8,900         1,002,014
----------------------------------------------------------------------
                                                             4,092,347
----------------------------------------------------------------------
HONG KONG (3.3%)
Automotive ( 0.2%)
Innovative International                     590,000           240,359
----------------------------------------------------------------------
Banking (2.1%)
HSBC Holdings                                131,677         2,682,177
Wing Hang Bank Ltd.                          114,000           458,524
----------------------------------------------------------------------
                                                             3,140,701
----------------------------------------------------------------------
Packaging ( 0.2%)
Sinocan Holdings                             700,000           332,700
----------------------------------------------------------------------
Merchandising (0.8%)
Giordano International Holdings            1,117,000         1,126,794
----------------------------------------------------------------------
TOTAL HONG KONG                                              4,840,554
----------------------------------------------------------------------
HUNGARY (0.3%)
Pharmaceuticals (0.1%)
Egis Gyogyszergyar                             3,000           185,056
----------------------------------------------------------------------
Banking (0.2%)
OTP Bank                                      12,500           217,203
----------------------------------------------------------------------
TOTAL HUNGARY                                                  402,259
----------------------------------------------------------------------
INDIA (0.7%)
Health Care (0.1%)
Core Health Care (GDR)                        50,000       $    75,000
----------------------------------------------------------------------
Textiles (0.6%)
Reliance Industries (GDS)                     55,000           594,000
Reliance Industries (GDR) (b)                 33,000           371,250
----------------------------------------------------------------------
                                                               965,250
----------------------------------------------------------------------
TOTAL INDIA                                                  1,040,250
----------------------------------------------------------------------
INDONESIA (0.4%)
Textiles & Apparel (0.4%)
Indorama Synthetic                           224,500           640,933
----------------------------------------------------------------------
ITALY (2.6%)
Food & Household Products (0.7%)
Industrie Natuzzi (ADR)                       23,200         1,052,700
Merchandising (0.2%)
Safilo                                        14,200           252,736
----------------------------------------------------------------------
Telecommunications (1.7%)
Telecom Italia MOB                           315,000           650,972
Telecom Italia                               855,000         1,905,010
----------------------------------------------------------------------
                                                             2,555,982
----------------------------------------------------------------------
TOTAL ITALY                                                  3,861,418
----------------------------------------------------------------------
JAPAN (17.5%)
Appliances & Household Durables (3.5%)
Sharp Corp.                                   79,000         1,200,386
Sony Corp.                                    65,200         3,911,256
----------------------------------------------------------------------
                                                             5,111,642
----------------------------------------------------------------------
Pharmaceuticals (3.2%)
Daiichi Pharmaceutical Company                89,000         1,281,981
Ono Pharmaceutical                            21,000           654,780
Rohto Pharmaceutical                          46,000           432,304
Taisho Pharmaceutical Company                 73,000         1,449,036
Terumo Corp.                                  74,000           948,926
----------------------------------------------------------------------
                                                             4,767,027
----------------------------------------------------------------------

                                                (continued on next page)

PAGE 12
---------------------------------
Keystone International Fund Inc.

SCHEDULE OF INVESTMENTS--October 31, 1996

                                             NUMBER           MARKET
                                           OF SHARES          VALUE
-----------------------------------------------------------------------
Electronic Components (0.6%)
Tokyo Electronics                            34,000        $    874,973
-----------------------------------------------------------------------
Financial Services (0.7%)
Nichiei Co.                                  16,000           1,065,215
-----------------------------------------------------------------------
Food & Household Products (0.1%)
Plenus                                        4,000             168,636
-----------------------------------------------------------------------
Automotive Supplies & Components (1.0%)
Bridgestone Corp.                            93,000           1,568,311
-----------------------------------------------------------------------
Automobiles (2.3%)
Toyota Motor Corp.                          142,000           3,354,969
-----------------------------------------------------------------------
Insurance (2.6%)
Mitsui Marine & Fire                        269,000           1,748,364
Sumitomo Marine & Fire                      288,000           2,064,099
-----------------------------------------------------------------------
                                                              3,812,463
-----------------------------------------------------------------------
Leisure & Tourism (2.2%)
Fuji Photo Film Co.                         112,000           3,216,723
-----------------------------------------------------------------------
Office & Business Equipment (1.3%)
Canon, Inc.                                  29,000             555,268
Fujitsu                                     152,000           1,335,031
-----------------------------------------------------------------------
                                                              1,890,299
-----------------------------------------------------------------------
TOTAL JAPAN                                                  25,830,258
-----------------------------------------------------------------------
MALAYSIA (1.2%)
Wholesale/International ( 0.2%)
Sime Darby BHD                               88,000             311,736
-----------------------------------------------------------------------
Leisure & Tourism (0.5%)
Genting Berhad                               98,500             727,298
-----------------------------------------------------------------------
Foods & Household Products (0.5%)
Nestle Malay Berhad                          90,000             705,324
-----------------------------------------------------------------------
TOTAL MALAYSIA                                                1,744,358
-----------------------------------------------------------------------
MEXICO (0.3%)
Metals & Mining (0.3%)
Industrias Penoles S.A. de C.V.              96,500             382,998
-----------------------------------------------------------------------
NETHERLANDS (9.4%)
Advertising & Publishing (2.7%)
Telegraaf N.V.                               80,000        $  1,720,988
Wolters Kluwer N.V.                          17,624           2,265,453
-----------------------------------------------------------------------
                                                              3,986,441
-----------------------------------------------------------------------
Appliances & Household Durables (0.8%)
Philips Electronics N.V.                     31,950           1,126,074
-----------------------------------------------------------------------
Beverages & Tobacco (0.7%)
Heineken N.V.                                 5,388           1,017,772
-----------------------------------------------------------------------
Energy Sources (2.0%)
Royal Dutch Petroleum Co.                    17,740           2,929,656
-----------------------------------------------------------------------
Health & Personal Products (0.6%)
Unilever N.V.                                 5,615             853,816
-----------------------------------------------------------------------
Insurance (0.9%)
AEGON N.V.                                   26,920           1,369,244
-----------------------------------------------------------------------
Merchandising (1.0%)
Ahold (Kon) N.V.                             24,870           1,451,129
-----------------------------------------------------------------------
Transportation (0.7%)
Van Ommeren (Kon)                            27,100           1,126,039
-----------------------------------------------------------------------
TOTAL NETHERLANDS                                            13,860,171
-----------------------------------------------------------------------
NEW ZEALAND (0.7%)
Forest Products (0.1%)
Fletcher Challenge Paper Ltd.               117,800             213,348
-----------------------------------------------------------------------
Energy Sources (0.5%)
Fletcher Challenge Energy Ltd.              292,100             832,800
-----------------------------------------------------------------------
Building Materials (0.1%)
Fletcher Challenge Building Ltd.             22,500              60,966
-----------------------------------------------------------------------
TOTAL NEW ZEALAND                                             1,107,114
-----------------------------------------------------------------------
PERU (0.4%)
Banking (0.2%)
Credicorp Ltd.                               14,300             250,250
-----------------------------------------------------------------------

PAGE 13
---------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1996

                                             NUMBER           MARKET
                                           OF SHARES          VALUE
-----------------------------------------------------------------------
Beverage & Tobacco (0.2%)
Backus & Johnston                            268,610       $    270,640
-----------------------------------------------------------------------
TOTAL PERU                                                      520,890
-----------------------------------------------------------------------
POLAND (0.1%)
Banking (0.1%)
WBK (Wielkopolski)                            29,000            180,496
-----------------------------------------------------------------------
SINGAPORE (0.7%)
Beverages & Tobacco (0.7%)
Fraser & Neave                               104,000          1,033,724
-----------------------------------------------------------------------
SPAIN (1.5%)
Energy Sources (0.8%)
Repsol S.A.                                   37,300          1,217,559
-----------------------------------------------------------------------
Banking (0.7%)
BCO Santander S.A.                            19,600          1,006,152
-----------------------------------------------------------------------
TOTAL SPAIN                                                   2,223,711
-----------------------------------------------------------------------
SWEDEN (8.6%)
Appliances & Household Durables (1.5%)
Electrolux AB                                 41,629          2,317,048
-----------------------------------------------------------------------
Automotive (1.3%)
Volvo AB                                      93,200          1,934,669
-----------------------------------------------------------------------
Business & Public Services (1.4%)
Esselte AB                                    94,900          2,121,493
-----------------------------------------------------------------------
Electrical & Electronics (1.4%)
Asea AB                                       18,800          2,095,655
-----------------------------------------------------------------------
Health & Personal Products (2.0%)
Astra AB                                      36,692          1,685,141
Pharmacia & Upjohn                            34,000          1,186,642
-----------------------------------------------------------------------
                                                              2,871,783
-----------------------------------------------------------------------
Building Materials & Components (1.0%)
Swedish Match (c)                             93,200            277,799
Assa Abloy                                    78,000          1,198,047
-----------------------------------------------------------------------
                                                              1,475,846
-----------------------------------------------------------------------
TOTAL SWEDEN                                                 12,816,494
-----------------------------------------------------------------------
SWITZERLAND (6.9%)
Business & Public Services (1.1%)
SGS Holding                                      760       $  1,725,633
-----------------------------------------------------------------------
Banking (1.0%)
CS Holdings                                   14,400          1,438,291
-----------------------------------------------------------------------
Food/Household Products (2.2%)
Nestle S.A.                                    2,931          3,183,752
-----------------------------------------------------------------------
Pharmaceuticals (2.6%)
Ciba-Geigy AG                                  2,435          2,985,958
Sandoz AG                                        825            953,580
-----------------------------------------------------------------------
                                                              3,939,538
-----------------------------------------------------------------------
TOTAL SWITZERLAND                                            10,287,214
-----------------------------------------------------------------------
TAIWAN (0.6%)
Electronic Components (0.1%)
Siliconware Precision (GDR)                   10,800             87,480
-----------------------------------------------------------------------
Finance (0.5%)
Chronicle 2001 Mutual Fund                 1,653,374            748,041
-----------------------------------------------------------------------
TOTAL TAIWAN                                                    835,521
-----------------------------------------------------------------------
UNITED KINGDOM (10.9%)
Advertising & Publishing (1.1%)
Pearson                                      132,000          1,628,516
-----------------------------------------------------------------------
Amusements (0.5%)
London Clubs International                   153,300            783,467
-----------------------------------------------------------------------
Health & Personal Care (0.7%)
London International Group                   420,200          1,066,914
-----------------------------------------------------------------------
Electronic Components (0.8%)
Premier Farnell                              105,000          1,170,654
-----------------------------------------------------------------------
Leisure & Tourism (1.0%)
Compass Group                                140,688          1,399,095
-----------------------------------------------------------------------
Miscellaneous Materials (0.8%)
Pilkington PLC                               438,914          1,221,587
-----------------------------------------------------------------------
Conglomerates (1.8%)
Lonrho PLC                                 1,077,184          2,629,844
-----------------------------------------------------------------------

                                                (continued on next page)

PAGE 14
---------------------------------
Keystone International Fund Inc.

SCHEDULE OF INVESTMENTS--October 31, 1996

                                             NUMBER           MARKET
                                           OF SHARES          VALUE
-----------------------------------------------------------------------
Merchandising (0.4%)
Tie Rack                                      199,292      $    593,594
-----------------------------------------------------------------------
Metals & Mining (1.1%)
British Steel PLC                             592,000         1,645,247
-----------------------------------------------------------------------
Energy Sources (1.7%)
British Petroleum Co. PLC                     236,082         2,536,997
-----------------------------------------------------------------------
Telecommunications (1.0%)
British Telecommunications                    130,800           756,826
Vodafone Group                                188,717           729,496
-----------------------------------------------------------------------
                                                              1,486,322
-----------------------------------------------------------------------
TOTAL UNITED KINGDOM                                         16,162,237
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost--$108,744,749)                                       135,302,758
-----------------------------------------------------------------------
PREFERRED STOCKS (1.5%)
BRAZIL (1.5%)
Banking (0.4%)
BCO Bradesco S.A.                          74,000,000           630,952
-----------------------------------------------------------------------
Conglomerate (1.1%)
Vale Rio Doce (CIA)                            76,900         1,594,287
-----------------------------------------------------------------------
TOTAL PREFERRED STOCKS
 (Cost--$2,120,723)                                           2,225,239
-----------------------------------------------------------------------


                                   Maturity
                                     Value
----------------------------------------------------------
SHORT-TERM INVESTMENT (3.9%)
REPURCHASE AGREEMENT (3.9%)
Investment in repurchase
agreement, in a joint trading
account, purchased 10/30/96,
5.565%, maturing 11/1/96(d)       $5,714,883     5,714,000
----------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(COST--$5,714,000)                               5,714,000
----------------------------------------------------------


                                               Market
                                               Value
--------------------------------------------------------
TOTAL INVESTMENTS
(COST--$116,579,472) (E)                    $143,241,997
--------------------------------------------------------
FOREIGN CURRENCY HOLDINGS (0.1%)
French Franc                                       5,086
New Taiwan Dollar (a)                             58,801
--------------------------------------------------------
TOTAL FOREIGN CURRENCY HOLDINGS
(COST--$64,630)                                   63,887
--------------------------------------------------------
OTHER ASSETS AND
LIABILITIES--NET (3.0%)                        4,604,670
--------------------------------------------------------
NET ASSETS (100%)                           $147,910,554
--------------------------------------------------------

(a) Investments denominated in the local currency and/or foreign currency holdings of certain countries are considered illiquid due to foreign exchange restrictions of these markets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.

(c) Non-income-producing security.

(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1996.

(e) The cost of investments for income tax purposes amounted to $116,633,273. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at October 31, 1996 are as follows:
             Gross unrealized appreciation       $29,076,524
             Gross unrealized depreciation        (2,467,800)
                                                 -----------
             Net unrealized appreciation         $26,608,724
                                                 ===========

Legend of Portfolio Abbreviations:

ADR--American Depository Receipt
GDR--Global Depository Receipt
GDS--Global Depository Share

PAGE 15
---------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1996
FORWARD FOREIGN CURRENCY CONTRACTS

                                                        In         U.S. Value at       Unrealized
 Exchange                                            Exchange       October 31,      Appreciation/
   Date                                             for U.S. $          1996         (Depreciation)
----------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:

             Contracts to Deliver
----------------------------------------------------------------------------------------------------
01/09/97          4,137,122    Australian Dollar    $3,244,000       $3,271,825        $ (27,825)
11/20/96         13,560,870    Belgian Franc           444,000          435,327            8,673
11/06/96         16,088,373    Belgian Franc           508,402          515,818           (7,416)
11/01/96            568,774    Brazilian Real          553,175          553,606             (431)
11/01/96            515,088    Brazilian Real          500,961          501,351             (390)
11/01/96            436,719    Brazilian Real          424,741          425,072             (331)
11/20/96          2,379,906    British Pound         3,683,000        3,871,844         (188,844)
11/20/96            679,993    Finnish Markka          153,000          150,128            2,872
11/06/96         11,482,980    French Franc          2,300,000        2,246,795           53,205
11/20/96          3,779,887    German Mark           2,549,000        2,499,055           49,945
11/07/96        111,018,160    Italian Lira             73,174           73,183               (9)
11/20/96        906,833,390    Italian Lira            593,000          596,931           (3,931)
01/27/97      1,023,040,000    Japanese Yen          9,200,000        9,096,305          103,695
11/01/96        406,815,080    Korean Won              489,549          492,363           (2,814)
11/01/96        140,303,397    Korean Won              168,938          169,807             (869)
                               Netherlands
11/20/96         12,516,053    Guilder               7,528,000        7,386,137          141,863
11/13/96         70,812,000    Spanish Peseta          560,000          554,650            5,350
11/20/96          3,404,039    Swiss Franc           2,838,000        2,698,513          139,487

Forward Foreign Currency Exchange Contracts to Buy:

             Contracts to Receive
----------------------------------------------------------------------------------------------------
11/13/96         70,812,000    Spanish Peseta          553,284          554,650            1,366
11/20/96        906,833,390    Italian Lira            590,187          596,931            6,744

See Notes to Financial Statements.

PAGE 16
---------------------------------
Keystone International Fund Inc.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                                            One Month
                                                Year Ended                    Ended
                                                October 31,                October 31,
                                     ----------------------------------------------------
                                          1996              1995             1994(d)
-----------------------------------------------------------------------------------------
Net asset value beginning of year       $   7.11          $   7.77           $   7.67
-----------------------------------------------------------------------------------------
Income from investment operations
Net investment income                      (0.02)             0.07                  0
Net realized and unrealized gain
  (loss) on investments and
  foreign currency related
  transactions                              0.75              0.05               0.10
-----------------------------------------------------------------------------------------
Total from investment operations            0.73              0.12               0.10
-----------------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (0.09)            (0.04)                 0
In excess of net investment
  income                                   (0.01)                0                  0
Net realized gains on investments
  and foreign currency related
  transactions                             (0.05)            (0.74)                 0
-----------------------------------------------------------------------------------------
Total distributions                        (0.15)            (0.78)                 0
-----------------------------------------------------------------------------------------
Net asset value end of year             $   7.69          $   7.11           $   7.77
-----------------------------------------------------------------------------------------
Total return (a)                           10.47%             2.19%              1.30%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             2.43%(b)          2.57%(b)           2.52%(c)
 Net investment income                     (0.21%)            0.88%             (0.20%)(c)
Portfolio turnover rate                       52%               76%                 2%
Average commission rate paid            $ 0.0011               N/A                N/A
-----------------------------------------------------------------------------------------
Net assets end of year
  (thousands)                           $147,911          $128,674           $157,929
-----------------------------------------------------------------------------------------

                                                             Year Ended September 30,
                                     ------------------------------------------------------------------------
                                     1994(d)   1993(d)   1992(d)     1991     1990       1989      1988      1987
-------------------------------------------------------------------------------------------------------------------
Net asset value beginning of year   $   7.08  $   6.01   $  5.91  $  5.35   $  7.51   $   6.66  $   9.53   $   8.05
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                      0     (0.03)    (0.01)   (0.01)    (0.07)     (0.14)     0.03          0
Net realized and unrealized gain
  (loss) on investments and
  foreign currency related
  transactions                          0.62      1.14      0.34     0.83     (1.74)      1.06     (1.60)      2.65
-------------------------------------------------------------------------------------------------------------------
Total from investment operations        0.62      1.11      0.33     0.82     (1.81)      0.92     (1.57)      2.65
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                  (0.02)        0        0         0         0      (0.07)    (0.08)     (0.06)
In excess of net investment
  income                               (0.01)    (0.04)    (0.23)   (0.03)        0          0         0          0
Net realized gains on investments
  and foreign currency related
  transactions                             0         0         0    (0.23)    (0.35)         0     (1.22)     (1.11)
-------------------------------------------------------------------------------------------------------------------
Total distributions                    (0.03)    (0.04)    (0.23)   (0.26)    (0.35)     (0.07)    (1.30)     (1.17)
-------------------------------------------------------------------------------------------------------------------
Net asset value end of year         $   7.67  $   7.08   $  6.01  $  5.91   $  5.35   $   7.51  $   6.66   $   9.53
-------------------------------------------------------------------------------------------------------------------
Total return (a)                        8.75%    18.59%     5.78%   15.59%   (25.12%)    13.55%   (15.55%)    39.96%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                         2.54%     2.94%     3.41%    3.14%     2.92%      2.65%     2.04%      2.17%
 Net investment income                  0.01%    (0.46%)   (0.09%)  (0.07%)   (0.51%)    (0.79%)    0.33%     (0.04%)
Portfolio turnover rate                  121%       68%       74%      85%       42%        42%       60%        61%
Average commission rate paid             N/A       N/A       N/A      N/A       N/A        N/A       N/A        N/A
-------------------------------------------------------------------------------------------------------------------
Net assets end of year
  (thousands)                       $154,529  $111,752   $64,135  $72,923   $73,768   $121,047  $115,712   $173,319
-------------------------------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.42% and 2.56% for the years ended October 31, 1996 and 1995, respectively.

(c) Annualized.

(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 17
---------------------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

=========================================================================
Assets
 Investments at market value (identified cost--
  $116,579,472)                                              $143,241,997
 Foreign currency holdings (identified cost--
  $64,630)                                                         63,887
-------------------------------------------------------------------------
 Total investments and foreign currency holdings
  (identified cost--$116,644,102)                             143,305,884
-------------------------------------------------------------------------
 Cash                                                             857,100
Receivable for
 Investments sold                                               3,162,210
 Unrealized appreciation on open forward foreign
  currency contracts                                              513,200
  Fund shares sold                                                 63,367
  Interest and dividends                                          310,199
  Refundable foreign tax withheld                                 114,851
 Prepaid expenses                                                  13,681
-------------------------------------------------------------------------
 Total assets                                                 148,340,492
-------------------------------------------------------------------------
Liabilities
 Payable for:
  Investments purchased                                            41,457
  Unrealized depreciation on open forward foreign
   currency contracts                                             232,860
  Fund shares redeemed                                             44,104
  Foreign tax withholding                                          41,553
 Other accrued expenses                                            69,964
-------------------------------------------------------------------------
 Total liabilities                                                429,938
-------------------------------------------------------------------------
Net assets                                                   $147,910,554
-------------------------------------------------------------------------
Net assets represented by
 Paid-in capital                                             $118,493,262
 Accumulated distributions in excess of net investment
  income                                                         (129,662)
 Accumulated net realized gains on investments and
  foreign currency related transactions                         2,593,391
 Net unrealized appreciation (depreciation) on
  investments and foreign currency related  transactions       26,953,563
-------------------------------------------------------------------------
 Total net assets applicable to outstanding shares of
  beneficial interest at 10/31/96 ($7.69 a share on
  19,246,612 shares outstanding)                             $147,910,554
-------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Year ended October 31, 1996

=======================================================================
Investment income (Note 1)
 Dividends (net of foreign   withholding
  taxes of $379,579)                                        $ 2,596,115
 Interest                                                       584,705
-----------------------------------------------------------------------
   Total income                                               3,180,820
-----------------------------------------------------------------------
Expenses (Notes 2 and 4)
 Management fee                              $1,076,770
 Transfer agent fees                            624,905
 Accounting, auditing and legal                  67,473
 Custodian fees                                 224,631
 Distribution Plan expenses                   1,442,473
 Registration fees                               34,857
 Directors fees                                   7,852
 Miscellaneous expenses                          26,556
-----------------------------------------------------------------------
   Total expenses                             3,505,517
-----------------------------------------------------------------------
   Less: Expenses paid indirectly
    (Note 6)                                    (20,006)
-----------------------------------------------------------------------
   Net expenses                                               3,485,511
-----------------------------------------------------------------------
   Net loss from investment
    operations                                                 (304,691)
-----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (Notes 1 and 3)
 Realized gain (loss) on:
  Investments                                                 7,102,309
  Foreign currency related
   transactions                                              (2,397,443)
-----------------------------------------------------------------------
 Net realized gain on investments and
  foreign currency related transactions                       4,704,866
-----------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on:
  Investments                                                 8,482,495
  Foreign currency related transactions                         968,199
-----------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on investments and
  foreign currency related transactions                       9,450,694
-----------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions                                       14,155,560
-----------------------------------------------------------------------
 Net increase in net assets resulting
  from operations                                           $13,850,869
-----------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 18
---------------------------------
Keystone International Fund Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Year Ended          Year Ended
                                                                         October 31, 1996    October 31, 1995
=============================================================================================================
Operations
  Net investment income (loss)                                              $    (304,691)      $   1,156,599
  Net realized gain on investments and foreign currency related
    transactions                                                                4,704,866           2,703,078
  Net change in unrealized appreciation or depreciation on investments
    and foreign currency related transactions                                   9,450,694          (2,473,142)
-------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                       13,850,869           1,386,535
-------------------------------------------------------------------------------------------------------------
  Distributions to shareholders from
  Net investment income                                                        (1,681,273)           (701,392)
  In excess of net investment income                                             (117,517)                  0
  Net realized gains on investments and foreign currency related
    transactions                                                                 (894,973)        (14,792,324)
-------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                        (2,693,763)        (15,493,716)
-------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
  Proceeds from shares sold                                                   216,278,164          84,005,110
  Payments for shares redeemed                                               (210,495,769)       (112,505,516)
  Net asset value of shares issued in reinvestment of distributions             2,297,398          13,352,659
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from capital share
     transactions                                                               8,079,793         (15,147,747)
-------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                     19,236,899         (29,254,928)
-------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                                         128,673,655         157,928,583
-------------------------------------------------------------------------------------------------------------
  End of period [including undistributed net investment income
    (accumulated distributions in excess of net investment income) as
    follows: 1996--($129,662) 1995--$1,985,964] (Note 1)                    $ 147,910,554       $ 128,673,655
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

PAGE 19
---------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone International Fund Inc. (the "Fund") is a Massachusetts corporation for which Keystone Management, Inc. ("KMI") is the Investment Manager, and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's primary investment objective is long term growth of capital. As a secondary objective, the Fund seeks modest income from its investments.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the- counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term investments with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade

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Keystone International Fund Inc.

date is included in realized gain (loss) on foreign currency transactions

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency gains and losses.

(2.) Capital Share Transactions

One hundred million shares of the Fund with a par value of $1.00 are authorized for issuance. Transactions in shares of the Fund were as follows:

                             Year Ended       Year Ended
                              10/31/96         10/31/95
--------------------------------------------------------
Shares sold                  28,960,907       12,460,964
Shares redeemed             (28,130,870)     (16,703,211)
Shares issued in
reinvestment of
distributions                   327,732        2,010,943
--------------------------------------------------------
Net increase (decrease)       1,157,769       (2,231,304)
--------------------------------------------------------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the year ended October 31, 1996, were $88,583,275 and $69,000,413, respectively.

(4.) Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

PAGE 21
---------------------------------

  Under the Plan, the Fund pays a distribution fee amount which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  The Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, at the discretion of the Board of Directors, payments to KIDC may continue as compensation for its services which had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and payable daily. The management fee is calculated by applying percentage rates, which start at 0.75% and decline, as net assets increase, to 0.45% per annum, to the net asset value of the shares of the Fund. KMI has an investment advisory agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the year ended October 31, 1996, the Fund paid or accrued $24,157 to Keystone for certain accounting services. The Fund paid or accrued $624,905 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Directors of the Fund. Officers of Keystone and affiliated Directors receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the period ended October 31, 1996, the Fund incurred total custody fees of $224,631 and received a credit of $20,006 pursuant to this expense offset arrangement, resulting in a net custody expense of $204,625. The assets deposited with the custodian bank under this expense offset arrangement could have been invested in income-producing assets.

(7.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of the required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

PAGE 22
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Keystone International Fund Inc.

INDEPENDENT AUDITORS' REPORT

The Directors and Shareholders
Keystone International Fund Inc.

We have audited the accompanying statement of assets and liabilities of Keystone International Fund Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 1994 to October 31, 1994 and for each of the years in the eight-year period ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone International Fund Inc., as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick llp

Boston, Massachusetts
November 29, 1996

PAGE 23
---------------------------------

Federal Tax Status--Fiscal 1996 Distributions (Unaudited)

A distribution of $0.05 per share of net long-term capital gains and $0.10 per share of net investment income was paid during the fiscal year ended October 31, 1996. Of the ordinary income distributions, 3% is eligible for the corporate dividend received deduction.

  The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting
(book) purposes and the Internal Revenue Service (tax) purposes.

  In January 1997, we will send complete information on the distributions paid during the calendar year 1996 to help you in completing your federal tax return.